                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      EDUCATIONAL DEVELOPMENT CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                      Educational Development Corporation
                             10302 East 55th Place
                          Tulsa,  Oklahoma  74146-6515

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 July 23, 1998


TO THE SHAREHOLDERS OF
  EDUCATIONAL DEVELOPMENT CORPORATION:


  The 1998 Annual Meeting of Shareholders of Educational Development Corporation, a Delaware Corporation ("EDC" or the "Company"), will be held July 23, 1998, at 2:00 P.M., at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, for the following purposes:

  1. To elect one nominee as Class III Director;

  2. To transact such other business as may properly come before the meeting or any adjournments thereof.


  Only shareholders of record at the close of business on June 12, 1998 are entitled to notice of and to vote at the meeting.

    You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, you are requested to sign and return the enclosed proxy as promptly as possible in the enclosed postage paid envelope. You may revoke your Proxy at any time before it is exercised at the meeting.


                         By Order of the Board of Directors



                         /s/ Randall W. White
                         Randall W. White
                         Chairman of the Board and President


Tulsa,  Oklahoma
June 22, 1998

                      EDUCATIONAL DEVELOPMENT CORPORATION
                             10302 East 55th Place
                          Tulsa,  Oklahoma  74146-6515

                                PROXY STATEMENT


  This Proxy Statement is furnished in connection with the solicitation of Proxies by the management of EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the "Company" or "EDC"), for use at the Annual Meeting of Shareholders of the Company to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on Thursday, July 23, 1998, commencing at 2:00 P.M.,
and at all continuations and adjournments thereof.   This Proxy Statement and
accompanying form of Proxy are first being mailed to shareholders on or about June 22, 1998.

                            SOLICITATION OF PROXIES

  A shareholder giving a Proxy has the power to revoke it at any time before its exercise. A Proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A Proxy will be suspended if the shareholder who executed it is present at the meeting and elects to vote in person.

  This solicitation is made on behalf of the Board of Directors of the Company. The cost of soliciting these Proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward Proxies and proxy material to their principals and may reimburse them for their expenses in so doing. Certain officers and employees of the Company may solicit Proxies by telephone, facsimile or personally from some shareholders whose Proxies are not promptly received. Such officers and employees will receive no compensation other than their regular salaries, but they will be reimbursed for any expenses incurred in making such solicitation. Properly executed Proxies in the accompanying form which are filed before the meeting and not revoked will be voted in accordance with the directions and specifications contained therein.

                               VOTING SECURITIES

  The Company's $.20 par value common stock is the only class of capital stock authorized by its Amended and Restated Certificate of Incorporation. The number of shares which may be voted at the meeting or any adjournment thereof is 5,088,105 shares, which was the number outstanding as of June 12, 1998, the record date. Each shareholder is entitled to one vote for each share held except that cumulative voting is authorized with respect to the election of directors. In other words, solely for the purpose of electing directors, each share will entitle the holder thereof to a number of votes equal to the number of directors being elected and each shareholder may cast all of his votes for a single nominee, or may distribute them among any two or more nominees. The presence in person or by proxy of the holders of a majority of the shares issued and outstanding at the meeting will constitute a quorum for the transaction of business. Votes will be tabulated by an inspector of election appointed by the Board of Directors of the Company.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

  As of June 12, 1998, the following were the only persons known to management of the Company to be beneficial owners of more than five percent of the Company's outstanding common stock. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

Name and Address of                        Amount of Beneficial   Percent of
  Beneficial Owner                              Ownership          Class (1)
 ------------------                        --------------------   -----------
Randall W. White
10385 South 76th E. Ave.
Tulsa, Oklahoma  74133                           788,382 (2)        14.8%

Robert D. Berryhill
P.O. Box 740125
Tulsa, Oklahoma  74147-0125                      365,000             7.0%

Kennedy Capital Management Inc.
425 N. New Dallas Road, Suite 181
St. Louis, Missouri  63141-6821                  348,139             6.8%

--------------------------
 (1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired pursuant to currently exercisable stock options, however, shares which may be acquired by such person pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class of shares beneficially owned by any other person.
 (2) Includes 235,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

           COMMON STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

  As of June 12, 1998, the directors and nominees of the Company and the directors and executive officers of the Company as a group were the beneficial owners of the following amount of shares of common stock of the Company. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.


    Names of Directors and               Amount of Beneficial     Percent of
Nominees and Identity of Group                 Ownership           Class (1)
------------------------------           --------------------     ----------
   G. Dean Cosgrove                              20,000               .4 %
   John M. Lare                                  20,850               .4 %
   James F. Lewis                                83,160              1.6 %
   Robert D. Berryhill                          365,000              7.0 %
   Randall W. White                             788,382(2)          14.8 %
   All directors and executive officers       1,319,318(3)          24.7 %
        as a group (6 persons)


 (1) The Percent of Class was calculated on the basis of the number of outstanding shares plus the number of shares which may be acquired by such person or group pursuant to currently exercisable stock options, however, shares which may be acquired by such person or group pursuant to currently exercisable stock options are not deemed outstanding for purposes of computing the Percent of Class for shares beneficially owned by any other person or group.

 (2) Includes 235,200 shares as to which Mr. White has the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

 (3) Includes 250,200 shares as to which all directors and executive officers have the right to acquire beneficial ownership through the exercise of currently exercisable stock options.

                              NUMBER OF DIRECTORS

  The Amended and Restated Certificate of Incorporation and By-laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall not be less than three (3) nor more than fifteen (15). Within said limits, the number of directors shall be determined by resolution of the Board of Directors or by the shareholders at the annual meeting. The Board of Directors has adopted a resolution establishing five (5) as the number of directors of the Company.


                             ELECTION OF DIRECTORS

   In accordance with the Amended and Restated Certificate of Incorporation and By-laws of the Company, the directors are divided into three classes, Class I, Class II and Class III, and are elected for a full term of office expiring at the third succeeding annual shareholders meeting following the election to office and when a successor is duly elected and qualified. The By-laws provide that such classes shall be as nearly equal in number as possible. The term of office of Class III directors expires at the annual meeting of shareholders to be held on July 23, 1998, the term of office of Class I directors expires at the annual meeting of shareholders in 1999 and the term of office of Class II directors expires at the annual meeting of shareholders in 2000. At the Annual Meeting of Shareholders announced herein, one director shall be chosen to serve as Class III director. He will be elected for a full term of office expiring at the annual meeting of shareholders in 2001, and will serve until a successor or successors are duly elected and qualified. Unless authority to do so is withheld, the persons named as proxies in the accompanying form of Proxy will vote the shares represented thereby for the following nominee designated by the Board of Directors to serve as Class III director. Although it is not anticipated that the nominee will be unwilling or unable to serve, if the nominee should decline or be unable to act as a director, the persons named as proxies in the accompanying form of Proxy may, unless authority to do so is withheld, vote for any substitute nominee proposed by the Board of Directors. The business experience shown for the nominee has been his principal occupation for at least the past five years.

   The affirmative vote of a plurality of the shares present in person or by proxy at the meeting and entitled to vote is required for the election of directors. An abstention from voting will be tabulated as a vote withheld on the election of directors and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the meeting.

                                    NOMINEE
        Director
   Name and Business Experience                      Age   Class  Since
   ----------------------------                      ---   -----  -----
   Randall W. White                                  56     III   1984

    Chairman of the Board of EDC since September 1986,
    President of EDC since January 1986, and Treasurer of EDC since February 1984. From February 1980 until joining EDC in January 1983, Mr. White served as the Chief Financial Officer of Nicor Drilling
    Company, Tulsa, Oklahoma, an oil and gas drilling company.


                              CONTINUING DIRECTORS
        Director
   Name and Business Experience                      Age   Class  Since
   ----------------------------                      ---   -----  -----
   Robert D. Berryhill                               52     II    1986

    Private Investor. Vice Chairman of the Board of EDC since October 1986. He was President of
    Original Chili Bowl, Inc., Tulsa, Oklahoma, a food manufacturing business, from August 1965 until January, 1992, and was Vice President thereof for five years prior to his election as President.

   G. Dean Cosgrove                                    64   II    1986

    Independent Consultant since 1985.  He served as
    Financial Vice President and Treasurer of Mapco
    Inc., Tulsa,  Oklahoma, an energy company, from May
    1984 until July 1985, and served as Vice President and Treasurer thereof from January 1981 until May 1984.

   John M. Lare                                        51    I    1986

    President of Pegasus Foods, Inc., an owner and operator of Mexican quick service restaurants since
    March, 1995.  From October, 1992 to January, 1995,
    Mr. Lare was a Director and Vice President -
    Finance and Administration for Webco Industries,
    Inc., a manufacturer and distributor of steel tubing.
    From 1989 to October 1992, Mr. Lare was a Principal for Pegasus Venture Capital and the Argent Group, investment banking and leverage buyout firms.

   James F. Lewis                                      57    I    1992

    CEO of The Lewis Companies Inc., a Tulsa based holding firm that owns or controls the following firms: Oil Capital Electric Inc., KBL Inc., FCE Inc.,
    OMNI Mechanical Services, Engineering Design Group
    Inc. and various real estate holdings. He has been the CEO for the past twenty-seven years. He serves on the Oklahoma Bank IV advisory board of directors.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

  During the fiscal year ended February 28, 1998, the Board of Directors held three meetings. Each director attended all meetings of the Board of Directors.

  The only standing committees of the Board of Directors are described as follows:

     (i) The Executive Committee is responsible for assisting management in establishing long-range plans, budgets and marketing and development plans. The Committee consists of Messrs. Cosgrove, Berryhill and White. No separate meetings of this committee were held during the fiscal year ended February 28, 1998, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

     (ii) The Compensation Committee is responsible for administering the Company's 1992 Incentive Stock Option Plan and the Incentive Stock Option Plan of 1981. The Committee consists of Messrs. Berryhill and Cosgrove. No separate meetings of this Committee were held during the fiscal year ended February 28, 1998, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

     (iii) The Audit Committee is responsible for the review of reports of external auditors and for liaison with the external auditing firm. The Committee consists of Messrs. Lewis and Lare. No separate meetings of this Committee were held during the fiscal year ended February 28, 1998, all committee actions having been taken by the Board of Directors as a whole during the regular Board of Directors' meetings.

     The Board of Directors has no nominating committee.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The Company purchased on May 28, 1998 from Randall W. White, Chairman of the Board and President, 135,200 shares of the Company's common stock at a price of $625,000. The Board of Directors, other than Randall W. White, established the purchase price based upon the market price of the shares on May 28, 1998. The Board also granted to Randall W. White an option to repurchase the 135,200 shares at an option price of $4.625 per share. The option expires May 27, 2008.

  The Company has an outstanding unsecured loan to John M. Lare, an outside Director, in the total principal amount of $65,500 at June 12, 1998. This loan matures February 29, 2000. Interest is payable at 9% per annum. Accrued interest totalled $4,900 at June 12, 1998.


                           COMPENSATION OF DIRECTORS

  As compensation for all services rendered as a director of the Company, the Company has a standard arrangement whereby a director who is not also an officer of the Company is paid $250 for each directors' meeting attended in person.
Each director who is not also an officer of the Company and who is a member of and who attends a meeting of one of the Committees of the Board of Directors is paid $150 for such attendance. Directors are not paid for directors' meetings or Committee meetings held by means of conference telephone calls.


                         COMPLIANCE WITH SECTION 16(A)

  Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and to furnish the Company with a copy of each such report. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during and with respect to fiscal year 1998. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during and with respect to fiscal year 1998, all
Section 16(a) filing requirements were satisfied.

                             EXECUTIVE COMPENSATION


   The following table sets forth certain information with respect to the compensation of the Company's President during the fiscal years ended February 28, 1998, February 28, 1997 and February 29, 1996.


                           SUMMARY COMPENSATION TABLE

                                                                   Long Term Compensation
                                 Annual Compensation                 Awards       Payouts
Name                                           Other                                        All
and                                            Annual      Restricted       #              Other
Principal           Fiscal                     Compen-        Stock     Options/    LTIP   Compen-
Position            Year    Salary    Bonus    sation (1)     Awards      SARs    Payouts  sation

Randall W. White      1998  $100,800  $20,000       $-0-           $-0-      -0-     $-0-   $-0-
Chairman of the       1997  $ 90,000  $20,000       $-0-           $-0-      -0-     $-0-   $-0-
Board, President      1996  $ 90,000  $   -0-       $-0-           $-0-      -0-     $-0-   $-0-
and Treasurer


 (1) Does not include the value of perquisites or other personal benefits because the aggregate amount of such compensation, if any, did not exceed the lesser of $50,000 or 10% of the annual salary and bonus in any of the three fiscal years reported in the Summary Compensation Table.

          OPTION EXERCISES DURING FISCAL YEAR ENDED FEBRUARY 28, 1998
                     AND OPTION VALUES AT FEBRUARY 28, 1998


   The following table sets forth certain information with respect to options exercised by the Company's President during the fiscal year ended February 28, 1998, and the number and value of unexercised stock options held by him at the end of the fiscal year, after giving effect of the two-for-one stock split.

                                                                                  Value of
                                                           Number of             Unexercised
                                                          Unexercised           In-the-Money
                                                            Options                Options
                      Shares Acquired     Value           at FY - End            at FY - End
Name                    on Exercise    Realized (2)  February 28, 1998 (1)  February 28, 1998 (3)
  Randall W. White          -0-           -0-                 100,000               $230,000

 (1) All unexercised options were exercisable as of February 28, 1998.

 (2) Calculated by multiplying the number of shares acquired on exercise times the difference between (a) the closing stock price of the Common Stock at the exercise date and (b) the per share option exercise price.

 (3) Calculated by multiplying the number of unexercised options times the difference between (a) the closing stock price of the Common Stock at February 28, 1998 and (b) the per share option exercise price.

                         COMPENSATION COMMITTEE REPORT

   The executive compensation policy is subjective and not subject to specific criteria. The compensation committee considers such factors as sales levels, earnings per share levels and return on equity in determining executive compensation.

Robert D. Berryhill
G. Dean Cosgrove


                              EMPLOYMENT CONTRACTS

  The Company has an employment agreement with Randall W. White, President of the Company, which expires March 1, 2000 and provides for annual compensation of $110,000.


                      SUBMISSION OF SHAREHOLDER PROPOSALS

  Any shareholder proposal to be presented at the 1999 annual meeting should be directed to Randall W. White, President of the Company, at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515, and must be received by the president on or before March 1, 1999. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended.

                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURNS
                              ON AN INDEXED BASIS

   The following graph compares the performance of the Company's Common Stock with the performance of the Nasdaq Stock Market Total Return Index and the Nasdaq Non-Financial Stock Index. The Center for Research in Security Prices ("CRSP") Index provided the Nasdaq indices used in this graph. The graph assumes $100 was invested on February 28, 1993 in each of the Company's Common Stock and the two Nasdaq indices.

   The graph displayed below is presented in accordance with SEC requirements. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The graph in no way reflects the Corporation's forecast of future financial performance.



                               PERFORMANCE GRAPH
                   COMPARISON OF FIVE-YEAR CUMULATIVE RETURN
           Among the Company, Nasdaq Stock Market Total Return Index
                      and Nasdaq Non-Financial Stock Index



                           [LINE GRAPH APPEARS HERE]

                                            2/28/93  2/28/94  2/28/95  2/29/96  2/28/97 2/28/98
Educational Development Corporation         100.00    222.92   450.00   833.33   400.00  291.67
Nasdaq Stock Market Total Return Index      100.00    118.34   119.99   167.20   199.47  273.10
Nasdaq Non-Financial Stock Index            100.00    121.06   119.25   166.85   193.08  260.69

Note: Prior years EDC stock prices restated for 2-1 stock split effective April 1, 1986.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

  The firm of Deloitte & Touche LLP audited the financial statements of the Company for the fiscal year ended February 28, 1998. The firm of Deloitte & Touche LLP has also been selected and approved by the Board of Directors as independent public accountants and auditors to make an audit of the financial
statements of the Company for fiscal year ending February 28, 1999.   A
representative of Deloitte & Touche LLP is expected to be present at the meeting. Such representative will be afforded an opportunity to make a statement on behalf of said firm and will be available to respond to appropriate questions.


                    ANNUAL REPORTS AND FINANCIAL STATEMENTS

  The proxy statement is accompanied by the Annual Report of the Company for its fiscal year ended February 28, 1998. Shareholders are referred to such Report for information about the Company's business and activities, but such Report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

  COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO SECTION 13 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WILL BE PROVIDED WITHOUT CHARGE TO RECORD OR BENEFICIAL OWNERS OF SHARES ENTITLED TO VOTE AT THE MEETING. Written requests for copies of said report should be directed to Randall W. White, President of the Company, at the Company's corporate headquarters located at 10302 East 55th Place, Tulsa, Oklahoma 74146-6515.



                                 OTHER MATTERS

  Management does not intend to present and does not have any reason to believe that others will present at the annual meeting any item of business other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named as proxies in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the Proxy.



                                             By order of the Board of Directors



                                             /s/ Randall W. White
                                             Randall W. White
                                             Chairman of the Board and President




Tulsa,  Oklahoma
June 22, 1998

                      EDUCATIONAL DEVELOPMENT CORPORATION
                 10302 East 55th Place, Tulsa, Oklahoma 74146
                                     PROXY
   THIS PROXY IS BEING SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS.
                 ANNUAL MEETING OF SHAREHOLDERS, JULY 23, 1998

  The undersigned hereby appoints Randall W. White and W. Curtis Fossett, or either or both of them, proxies of the undersigned, with full power of substitution, to vote all shares of Educational Development Corporation ("EDC") owned by or standing in the name of the undersigned, at the Annual Meeting of Shareholders of EDC, to be held at the Sheraton Tulsa, 10918 East 41st Street, Tulsa, Oklahoma, on July 23, 1998 at 2:00 o'clock P.M., local time, and at any adjournments.

                          (Continued on reverse side)

                                                      Please mark
                                                     your votes as  [X]
                                                      indicated in
                                                     this example

1. UPON THE ELECTION OF DIRECTORS:  The nominee for Class III Director is:
                                    Randall W. White

FOR the listed    WITHHOLD          (INSTRUCTION: To withhold authority to vote
   nominee        AUTHORITY         for any individual nominee, write that
               to vote for the      nominee's name in the space provided below.)
               listed nominee
     [  ]           [  ]            -------------------------------------------

The foregoing is as set forth in the Notice of said meeting and in the accompanying Proxy Statement, receipt of which are hereby acknowledged.
THIS PROXY WILL BE VOTED AS INDICATED BY THE SHAREHOLDER(S). IF NO CHOICE IS INDICATED ON THE ABOVE PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL. The Board of Directors know of no other proposals to come before this meeting. IF ANY OTHER MATTERS SHOULD BE BROUGHT BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY OR THEIR SUBSTITUTES WILL VOTE THIS PROXY ON SUCH MATTERS IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


     -----        The undersigned hereby revokes any Proxy heretofore given, and
          |       ratifies all that said Proxies may lawfully do or cause to be
          |       done by virtue hereof.
          |
          |       Dated:                                                , 1998
                        ------------------------------------------------

                                                                        L.S.
                  ------------------------------------------------------

                                                                        L.S.
                  ------------------------------------------------------
                  IMPORTANT: Please sign exactly as your name or names appear on this Proxy and when signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer. If a partnership please sign in partnership name by authorized person(s).

                                         PLEASE SIGN THIS SIDE